UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2004

                                 Stratasys, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                 1-13400                 36-3658792
(State or other jurisdiction     (Commission              (IRS Employer
      of incorporation)          File Number)           Identification No.)

   14950 Martin Drive, Eden Prairie, Minnesota                55344
    (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (952) 937-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 -- Stratasys, Inc., Press Release, issued February 18,
                         2004.

Item 12. Results of Operations and Financial Condition.

         On February 18, 2004, Stratasys, Inc. issued a press release announcing its fourth-quarter and fiscal year 2003 earnings. A copy of Stratasys's press release is attached to this report as Exhibit 99.1 and incorporated by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STRATASYS, INC.
                                        (Registrant)


Date: February 23, 2004                 By: /s/ Thomas W. Stenoien
                                            --------------------------------
                                            Thomas W. Stenoien
                                            Executive Vice President and
                                            Chief Financial Officer